Exhibit 99.3

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44538

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: March 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	April 21, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	April 21, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER:	07-44538

COMPARATIVE  BALANCE  SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ASSETS
1.	UNRESTRICTED CASH	$901,444	$23,495	$2,452	$37,931
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$901,444	$23,495	$2,452	$37,931
4.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$3,717,170	$(1,981)	$(86,462)
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$10,204	$10,204	$334
8.	OTHER (ATTACH LIST)	$129,586	$56,359	$51,375	$51,385
9.	TOTAL CURRENT ASSETS	$15,553,353	$3,807,228	$62,050	$3,188
10.	PROPERTY, PLANT & EQUIPMENT	$511,103	$155,567	$155,567	$155,567
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$52,297	$52,297	$52,297
12.	NET PROPERTY, PLANT & EQUIPMENT	$511,103	$103,270	$103,270	$103,270
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$150,000	$0	$0	$0

16.	TOTAL ASSETS	$16,214,456	$3,910,498	$165,320	$106,458
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$335,328	$207,657	$202,308
18.	TAXES PAYABLE		$21,134	$31,258	$39,969
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$22,550,477	$19,265,501	$19,285,898

23.	TOTAL POSTPETITION LIABILITIES		$22,906,939	$19,504,416	$19,528,175
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$136,918	$136,918	$136,918
25.	PRIORITY DEBT	$223,906	$0	$0	$0
26.	UNSECURED DEBT	$3,562,306	$4,044,264	$3,875,071	$3,941,851
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$20,470,956	$4,181,182	$4,011,989	$4,078,769

29.	TOTAL LIABILITIES	$20,470,956	$27,088,121	$23,516,405	$23,606,944
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$(23,236,677)	$(23,236,677)	$(23,236,677)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$59,054	$(114,408)	$(263,809)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(23,177,623)	$(23,351,085)	$(23,500,486)

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$20,470,956	$3,910,498	$165,320	$106,458

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER:	07-44538

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
REVENUES
1.	GROSS REVENUES	$31,385	$43	$(14,601)	$16,827
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$31,385	$43	$(14,601)	$16,827
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$31,385	$43	$(14,601)	$16,827
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$0	$0	$0	$0
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$245,237	$187,755	$27,237	$460,229
12.	RENT & LEASE	$85,000	$4,966	$205	$90,171
13.	OTHER (ATTACH LIST)	$(8,412)	$(19,216)	$107,033	$79,405
14.	TOTAL OPERATING EXPENSES	$321,825	$173,505	$134,475	$629,805
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(290,440)	$(173,462)	$(149,076)	$(612,978)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$2,966,440	$0	$0	$2,966,440
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$169	$0	$0	$169
19.	DEPRECIATION / DEPLETION	$0	$0	$0	$0
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(2,966,271)	$0	$0	$(2,966,271)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$325	$325
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$325	$325
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$2,675,831	$(173,462)	$(149,401)	$2,352,968

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER:	07-44538

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$68,445	$23,495	$2,452	$68,445
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$802,171	$300,739	$108,003	$1,210,913
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$802,171	$300,739	$108,003	$1,210,913
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$(841,242)	$(316,034)	$(68,883)	$(1,226,159)
9.	TOTAL NON-OPERATING RECEIPTS	$(841,242)	$(316,034)	$(68,883)	$(1,226,159)
10.	TOTAL RECEIPTS	$(39,071)	$(15,295)	$39,120	$(15,246)
11.	TOTAL CASH AVAILABLE	$29,374	$8,200	$41,572	$53,199
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$5,879	$5,748	$3,641	$15,268
26.	TOTAL OPERATING DISBURSEMENTS	$5,879	$5,748	$3,641	$15,268
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$5,879	$5,748	$3,641	$15,268
32.	NET CASH FLOW	$(44,950)	$(21,043)	$35,479	$(30,514)
33.	CASH - END OF MONTH	$23,495	$2,452	$37,931	$37,931

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER:	07-44538

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ACCOUNTS RECEIVABLE AGING
1.	0-30		$(35,549)	$(1,794)	$(4,528)
2.	31-60		$(46,035)	$(19,906)	$(1,021)
3.	61-90		$(81,009)	$(28,172)	$(14,988)
4.	91+		$403,678	$47,696	$(66,375)
5.	TOTAL ACCOUNTS RECEIVABLE	$14,522,323	$241,085	$(2,176)	$(86,912)
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$14,522,323	$241,085	$(2,176)	$(86,912)

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	March 2008

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$39,969	$0	$0	$0	$39,969
5.	TOTAL TAXES PAYABLE	$39,969	$0	$0	$0	$39,969

6.	ACCOUNTS PAYABLE	$(20,337)	$849	$4,201	$217,595	$202,308

STATUS OF POSTPETITION TAXES	MONTH:	March 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER:	07-44538

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

MONTH:	March 2008

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Capital One
B.	ACCOUNT NUMBER:	3620477841
C.	PURPOSE (TYPE):	Depository	N/A	N/A
1.	BALANCE PER BANK STATEMENT	$36,724			$36,724
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$1,207			$1,207
5.	MONTH END BALANCE PER BOOKS	$37,931	$0	$0	$37,931
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$37,931

Monthly Operating Report

CASE NAME:	Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER:	07-44538

	MONTH:	March 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1. Gregg Saylor	Salary, Expense Reports	$0	$9,231
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$9,231

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Crown Credit (4 leases), lease cancelled 11/07	$1,434	$0	$2,868
2.	Duxbury Capital, lease cancelled 11/07	$669	$0	$1,338
3.	Coactive Capital, lease cancelled 2/08	$1,048	$0	$1,048
4.	US Bank, cancelled 1/08	$168,775	$0	$0
5.	Other facility leases cancelled 11/07
6.	TOTAL	$171,926	$0	$5,254

Monthly Operating Report

CASE NAME: Kitty Hawk Cargo, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER: 07-44538

MONTH:	March 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

8, 10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have continued during 3/08 Additionally, several creditors have drawn on outstanding letters of credit; company attempting to reconcile activity; therefore, no payments were made on post-petition basis, primarily airport landing, parking and rental fees.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case#07-44536, Kitty Hawk, Inc.

Footnotes Supplement

CASE NAME: Kitty Hawk Cargo, Inc.,		ACCRUAL BASIS
2008
CASE NUMBER:	07-44538

MONTH:	March 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case#07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case#07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case#07-44536)

7		All insurance policies for Kitty Hawk Cargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case#07-44536)

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case#07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 by $450 due to on-going reconciliation item.

4	Payroll Taxes	There were no employees for Kitty Hawk Cargo, Inc. during this reporting period, therefore, there are no payroll tax liabilities or payments reported.

Case Name:	Kitty Hawk Cargo, Inc.
Case Number:	07-44538

Details of Other Items

	March 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	51,385	Reported
A/R Employees	988
A/R Other	22,831
Deposits	27,794
A/R - 401(k) loan	(228)
	51,385	Detail
	0	Difference

22. OTHER (ATTACH LIST)	19,285,898	Reported
Intercompany Payables	19,209,510
Accrued Wages	16,440
Accrued 401(k)	2,114
General Accrued AP	57,834
	19,285,898	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	107,033	Reported
Chartered Airline Expense (10/07 not recorded)	106,937
Allocation from Ground	0
Freight Handling Wages	0
Freight Handling Contractors	0
GSE Wages	0
Support Costs	86
Fuel	10
	107,033	Detail
	0	Difference
ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	(68,883)	Reported
Transfer to Inc (#07-44536)	(68,883)
Transfer to Aircargo (#07-44540)	0
	(68,883)	Detail
	0	Difference

25. OTHER (ATTACH LIST)	3,641	Reported
Bank Charges	3,641
Misc - Petty Cash usage
	3,641	Detail
	0	Difference